Investor Presentation August 2022 ®

CleanSpark cautions you that statements in this presentation that are not a description of historical facts are forward-looking statements. These statements are based on CleanSpark’s current beliefs and expectations. The inclusion of forward-looking statements should not be regarded as a representation by CleanSpark that any of our plans will be achieved. Actual results may differ from those set forth in this presentation due to the risk and uncertainties inherent in our business, including, without limitation: known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the success of its digital currency mining activities; the volatile and unpredictable cycles in the emerging and evolving industries in which we operate; the timely completion of mining facilities or expansions thereof; recognizing the full benefits of immersion cooling; increasing difficulty rates for bitcoin mining; future hashrate growth; bitcoin halving; new or additional governmental regulation; the anticipated delivery dates of new miners; the ability to successfully deploy new miners; the dependency on utility rate structures and government incentive programs; the expectations of future revenue growth may not be realized; the impact of global pandemics (including COVID-19) on logistics and shipping and the demand for our products and services; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K and any subsequent filings with the SEC. The forward-looking statements in this presentation are based upon information available to us as of the date it is given, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation also contains aspirational statements regarding our efforts to source renewable and clean energy.  Our sustainable energy strategy includes the use of renewable energy certificates as well as other strategies and efforts we may employ from time to time to mitigate or change our energy mix.  Our sustainable energy strategy is at least in part dependent on the ability of certain third parties with which we contract to supply renewable and clean energy, and we do not control or independently review or audit their efforts or data.  Disclaimer

v What is Bitcoin Mining? A bitcoin mining company uses specialized computers to verify transactions on the bitcoin blockchain. Bitcoin is the reward miners earn for performing this service. Without mining, there would be no bitcoin. Mining is very energy intensive, so maintaining this increasingly important component of our digital infrastructure requires wise stewardship of our resources. We draw on our energy technology background to mine bitcoin in a responsible way. Since mining our very first bitcoin, we’ve used a sustainable energy mix that includes nuclear, hydroelectric, solar, and wind. We purchase renewable energy credits to account for differences in regional energy mixes to achieve our goal of 100% net carbon neutrality.

Bitcoin wallet transaction CleanSpark & other decentralized miners support and verify the network Bitcoin wallet transaction What Do Miners Do?

What are Block Rewards? 21,000,000 BTC mined by 2140 Block rewards are reduced by half every 210,000 blocks (roughly every four years) until all 21M bitcoin are mined. When will that be? Sometime around 2140. 1 block every 10 min. 2140 2024 6.25 BTC per block 900 BTC per day Today

Vision: Top 5 North American Bitcoin Miner Hashrate Our total computational power; when understood in the context of global hashrate, it determines how much bitcoin we are able to mine. Efficiency We determine efficiency by starting with our power costs and dividing it by our hashrate. Efficient miners produce more bitcoin while using less power. Profitability Revenue, Net Income, and Adjusted EBITDA are metrics we use to evaluate our operating leverage. Sustainability We target sources for our energy use that are primarily renewable & carbon-free; we participate in local renewable energy credit programs to offset any non-renewable sources of energy. Metrics That Matter

BTC Mined per EH/s 128 Key Indicators Under Development or Contracted Current Operational Power 140 MW 562 MW Daily Production High 13.25 BTC Projected Hash Rate Current Hash Rate 2.9 EH/s 22.4 EH/s BTC FYTD 2,908 BTC Machines to be Delivered Machines Operating 31,350 5,132 *As of July 31, 2022

What Makes CleanSpark Different? Leave the world better than we found it. Build the infrastructure of the future. Value growth for the greater good.

Competitive wages substantially above industry average with clear career paths Full suite of employee benefits, including PTO, health insurance, and 401K plan Reinvesting in the communities we operate in through scholarships and other philanthropic commitments Targeting 100% renewable and clean energy Engaged with Nasdaq's ESG advisory services to develop road map Collaborating with Sustainable Bitcoin Protocol Renewable energy credits with Georgia's Simple Solar Program Industry leading transparency with monthly production updates Committed to meaningful diversity in our workforce and leadership Quarterly management updates Environmental Social Governance We care about the environment and believe that bitcoin miners have an important role to play in decarbonizing our economy. We source sustainable energy and strive to constantly optimize our operations to make them more efficient. We collaborate with utilities to make the grid better for everyone. Leave the World Better than We Found It

How We Allocate Opportunity Current mix: 2/3rds owned-and-operated  Hybrid approach of using co-location partnerships for scalability and wholly-owned locations to secure our future Infrastructure first; we balance how & when we acquire machines ASIC ecosystem is ripe for disruption—faster, better, newer technologies are on the horizon How We Acquire Hardware Current Mix How We Evaluate Sites Our growth philosophy takes into account the power source, the cost of power, and the cost of the facility We also take into consideration our potential community impact We partner with the communities we operate in and work to earn their trust. Whether building our own facilities or choosing partners to host our machines, we make a positive impact on local economies by developing underused infrastructure and creating new job opportunities.  Build the Infrastructure of the Future

We use capital transparently because securing the bitcoin blockchain is a privilege and a responsibility we take to heart. Bitcoin is a store of value and medium of exchange. We combine it with the wise stewardship of our equity and the responsible deployment of debt to grow our business in the best way possible—for our employees, our shareholders, and the bitcoin community. Value Growth for the Greater Good Bitcoin is our currency: we think it makes sense to sell bitcoin to generate more bitcoin Our approach to HODLing is strategic— a 100% HODL strategy comes at a cost to shareholders We expect our bitcoin holdings to incrementally increase over time We intend to issue equity for growth capital and acquisitions, not to fund daily operations Utilizing equity allows us to be nimble and quickly capitalize on accretive opportunities in the marketplace We expect with continued profitability to return capital to shareholders, including, but not limited to, stock buybacks or dividends We expect to apply "smart leverage" on our balance sheet to obtain affordable capital Finalized $35 million in financing from Trinity Capital in April 2022 Growth plans will be accelerated with expansion of debt capital Equity Bitcoin Debt

Current and Future Performance

~31,350 Operational Miners1 1As of July 31, 2022 (see monthly bitcoin production releases for additional information.) 2.9 EH/s1 ~105 MW Operational1 402 MW 702 MW 3,768 BTC Cumulative/LTD Contracted Power Lancium Option Total Bitcoin Mined Hashrate (EH/s) Bitcoin Mined and Hashrate Growth (Projected) 5 EH/s 22.4 EH/s

Capital Expenditures *As of July 31, 2022 Deployed 31,350 Ready for Deployment Miners on Hand 8,124 39,474 Miners to be Delivered 5,132 Hash Rate to be Delivered 570.7 PH/s Miner CapEx $2M Construction CapEx Total CapEx Commitments $3M $5M MINERS COMMITMENTS DELIVERIES

Our Facilities *Percentage indicates energy mix comprised of non-carbon producing energy sources, including solar, wind, hydro, and nuclear, based on publicly reported energy mix data and/or data provided directly by utilities. Wholly-owned locations includes renewable credits; co-location data as reported by partner. **Includes 300MW option with Lancium. ***Expected September 2022. Facility College Park Norcross Washington Co-Locations Type Owned Owned Owned Hosted Capacity 46 MW 20 MW 86 MW 550 MW** Operational 46 MW 8 MW 36 MW*** 50 MW Clean Energy* 95% 100% 70% 99%

Introducing Our Newest Facility in Washington, GA

CleanSpark

Facility	Washington
Type	Owned
Capacity	86 MW
Operational	36 MW**
Clean Energy*	70%

Expected increase of ~2.6 Eh/s once all 86 MW are operational.

*Percentage indicates energy mix comprised of non-carbon producing energy sources, including solar, wind, hydro, and nuclear, based on publicly reported energy mix data and/or data provided directly by utilities. Wholly-owned locations includes renewable credits; co-location data as reported by partner.
**Fully operational expected September 2022



CleanSpark's Recent Acquisition
Washington, GA, Active Bitcoin Mining Campus

NASDAQ: CLSK

Recent Financial Performance (as reported in US GAAP)

CleanSpark

Revenue



$31.03m
0.09m
$9.05m
0.40m
30.94m
8.65m
Q3 2021
Q3 2022
$37.19m
0.23m
$31.03m
0.09m
36.96m
30.94m
Q2 2022
Q3 2022
Bitcoin Mining
Other Services

Gross Profit



$20.69m
67%
$7.90m
87%
Q3 2021
Q3 2022
$28.61m
77%
$20.69m
67%
Q2 2022
Q3 2022

NASDAQ: CLSK

Recent Financial Performance (Continued)

CleanSpark

Net Income/Loss



($16.68m)
($29.34m)
Q3 2021
Q3 2022



($0.17m)
($29.34m)
Q2 2022
Q3 2022

Adjusted EBITDA



$15.17m
49%
($1.7m)
Q3 2021
Q3 2022



$21.56m
58%
$15.17m
49%
Q2 2022
Q3 2022

NASDAQ: CLSK

Performance Landscape: Top of Pack for Hashrate, BTC Mined, & Efficiency; 9th by Market Cap

CleanSpark

Hashrate

Hashrate as of 7/31/2022, Source: Company filings.


In EH/s
10.3
4.4
3.6
2.9
2.78
2.5
2.24
2.2
1.16
0.76
0.7
CORZ RIOT BITF CLSK HUT GREE HIVE ARBK IREN BTBT MARA

BTC Mined 2Q

As of 6/30/2022; Source: Company filings.


BTC Mined
1106
421
420
339
328
278.5
230
179
148
67.6
CORZ RIOT BITF CLSK HUT HIVE GREE ARBK IREN BTBT

Efficiency


Bitcoin Mined Per EH/s
133
128
127
121
120
119
113
111
110
94
87
67
61
HIVE CLSK IREN HUT8 BITF GEM CORZ DGHI GREE RIOT ARGO NB2.DE MARA

Market Cap

Market Cap as of 8/22/2022, *Nasdaq*.


In Millions
$1,561
$1,082
$865
$414
$406
$288
$281
$233
$203
$124
$120
MARA RIOT CORZ HUT HIVE BITF IREN ARBK CLSK BTBT GREE

Note: Companies' June hashrate equals the average of self-disclosed hashrate on May 31 and June 30; Network average is based on a 30-day mean hashrate of 215 EH/s, according to CoinMetrics. Source: Compass Mining.

CleanSpark

CleanSpark is a sustainable bitcoin miner that is transforming how bitcoin is mined.

Our vision is to build the infrastructure of the future by being a Top 5 North American miner in terms of hashrate, sustainability, efficiency, & profitability.

We have 140MW operational, with 562MW under development or contracted, an average daily BTC production of approximately 13 per day, and a rapidly expanding hashrate currently at 2.9 EH/s, approximately 1% of total global hashrate.*

We're developing the roadmap that will enable CleanSpark to be the industry's ESG leader.

*As of July 31, 2022

NASDAQ: CLSK

Appendix

Management Team Rachel Silverstein SVP, Compliance & General Counsel Gary A. Vecchiarelli Chief Financial Officer Zach Bradford CEO, President & Director S. Matthew Schultz Executive Chairman & Director Isaac Holyoak Chief Communications Officer

Q1-22 December 31, 2021 Q2-22 March 31, 2022 Q3-22 June 30, 2022 9-Months Ended June 30, 2022 Revenue, Net Digital Currency Mining Revenue, Net 36,974,578 36,965,739 30,941,726 104,882,043 Other Services Revenue 297,181 86,282 86,055 469,518 Total Revenue, Net 37,271,759 37,052,021 31,027,781 105,351,561 Costs and Expenses Cost of revenues  (exclusive of depreciation and amortization shown below)  5,724,199 8,542,725 10,341,026 24,607,950 Professional fees  3,245,206 911,027 1,432,747 5,588,980 Payroll expenses  7,327,320 9,264,891 7,617,576 24,209,787 General and administrative expenses  1,583,931 3,011,095 2,113,414 6,708,440 (Gain) Loss on disposal of assets 278,170 (920,861) -    (642,691) Other impairment expense (related to Digital Currency)  6,222,346 811,345 4,418,714 11,452,405 Realized gain (loss) on sale of digital currency  (9,994,791) 2,733,882 5,234,482 (2,026,427) Depreciation and amortization  6,936,229 10,912,227 14,811,291 32,659,747  Total costs and expenses  21,322,610 35,266,331 45,969,250 102,558,191 Income (loss) from operations 15,949,149 1,785,690 (14,941,469) 2,793,370  Other income -    308,038 -    308,038  Change in fair value of contingent consideration  55,542 290,249 -    345,791  Realized gain on sale of equity security  665 -   -   665  Unrealized loss on equity security  (1,847) -   -   (1,847)  Unrealized gain (loss) on derivative security  298,849 (1,410,146) (1,032,579) (2,143,876)  Interest income  33,471 51,782 52,355 137,608  Interest expense  (52,709) (7,867) (314,383) (374,959)  Total other income (expense)  333,971 (767,944) (1,294,607) (1,728,580) Income Statement FY22

Income Statement FY22 (cont'd)

CleanSpark

	Q1-22 December 31, 2021	Q2-22 March 31, 2022	Q3-22 June 30, 2022	9-Months Ended June 30, 2022
Income (loss) before income tax (expense) or benefit	16,283,120	1,017,746	(16,236,076)	1,064,790
Income tax (expense) or benefit	-	-	-	-
Income (loss) from continuing operations	16,283,120	1,017,746	(16,236,076)	1,064,790
Loss from discontinued operations	(1,797,364)	(1,188,482)	(13,104,147)	(16,089,993)
Net income (loss)	14,485,756	(170,736)	(29,340,223)	(15,025,203)
Other comprehensive income	18,113	28,479	28,796	75,388
Preferred stock dividends	314,611	20,828	-	335,439
Total comprehensive income (loss) attributable to common shareholders	14,189,258	(163,085)	(29,311,427)	(15,285,254)
Income (loss) per common share - basic	0	(0)	(0)	0
Weighted average common shares outstanding - basic	40,279,938	41,336,342	41,277,090	41,010,826
Income (loss) per common share - diluted	0	(0)	(0)	0
Weighted average common shares outstanding - diluted	40,485,761	41,336,342	41,277,090	41,092,028
Non-GAAP adjusted EBITDA calculation per SEC docs				
Net income (loss)	14,485,756	(170,736)	(29,340,223)	(15,025,203)
Loss on discontinued operations	1,797,364	1,188,482	13,104,147	16,089,993
Other impairment expense (related to Digital Currency)	6,222,346	811,345	4,418,714	11,452,405
Depreciation and amortization	6,936,229	10,912,227	14,811,291	32,659,747
Share-based compensation expense	5,749,107	6,553,984	5,212,776	17,515,867
Other income	-	(308,038)	-	(308,038)
Change in fair value of contingent consideration	(55,542)	(290,249)	-	(345,791)
Realized (gain)/loss on sale of digital currency	(9,994,791)	2,733,882	5,234,482	(2,026,427)
Realized gain on sale of equity security	(665)	-	-	(665)
Unrealized loss of equity security	1,847	-	-	1,847
Unrealized (gain)/loss of derivative security	(298,849)	1,410,146	1,032,579	2,143,876
Interest income	(33,471)	(51,782)	(52,355)	(137,608)
Interest expense	52,709	7,867	314,383	374,959
(Gain)/loss on disposal of assets	278,170	(860,861)	-	(582,691)
One-time legal fees related to litigation	136,092	116,377	143,378	395,847
One-time legal fees related to financing & business development transactions	-	41,047	189,101	230,148
Severance expenses	-	288,588	102,117	390,705
Non-GAAP adjusted EBITDA	25,276,302	22,382,279	15,170,390	62,828,971

Income Statement FY21

CleanSpark

	Q1-21 December 31, 2020	Q2-21 March 31, 2021	Q3-21 June 30, 2021	Q4-21 September 30, 2021	FY-21 September 30, 2021
Revenue, Net					
Digital Currency Mining Revenue, Net	733,410	6,715,793	8,649,440	22,747,990	38,846,633
Other Services Revenue	381,326	425,662	402,628	379,230	1,588,846
Total Revenue, Net	**1,114,736**	**7,141,455**	**9,052,068**	**23,127,220**	**40,435,479**
Costs and Expenses					
Cost of revenues (exclusive of depreciation and amortization shown below)	175,878	838,778	1,147,281	2,919,319	5,081,256
Professional fees	2,195,310	1,700,217	1,939,907	1,950,951	7,786,385
Payroll expenses	2,305,864	2,152,940	10,959,362	5,763,738	21,181,904
General and administrative expenses	241,992	1,502,211	1,194,340	1,324,968	4,263,511
Other impairment expense (related to digital currency)	-	-	3,720,481	2,887,595	6,608,076
Realized gain (loss) on sale of digital currency	(49,918)	(585,709)	(36,438)	(2,432,313)	(3,104,378)
Depreciation and amortization	189,085	1,257,411	2,107,449	4,606,238	8,160,183
Total costs and expenses	**5,058,211**	**6,865,848**	**21,032,382**	**17,020,496**	**49,976,937**
Income (loss) from operations	(3,943,475)	275,607	(11,980,314)	6,106,724	(9,541,458)
Other income	-	540,821	1,414	979	543,214
Change in fair value of contingent consideration	-	-	-	84,198	84,198
Realized gain on sale of equity security	-	-	105,908	73,138	179,046
Unrealized gain (loss) loss on equity security	(73,500)	343,000	(170,586)	(104,067)	(5,153)
Unrealized gain (loss) on derivative security	(1,020,494)	8,400,629	(2,060,774)	(2,528,974)	2,790,387
Interest income	49,827	52,636	48,242	70,783	221,488
Interest expense	(3,183)	(24,231)	(18,885)	(102,434)	(148,733)
Total other income (expense)	**(1,047,350)**	**9,312,855**	**(2,094,681)**	**(2,506,377)**	**3,664,447**

Income Statement FY21 (cont'd)

CleanSpark

	Q1-21 December 31, 2020	Q2-21 March 31, 2021	Q3-21 June 30, 2021	Q4-21 September 30, 2021	FY-21 September 30, 2021
Income (loss) before income tax (expense) or benefit	(4,990,825)	9,588,462	(14,074,995)	3,600,347	(5,877,011)
Income tax (expense) or benefit	-	-	-	-	-
Income (loss) from continuing operations	(4,990,825)	9,588,462	(14,074,995)	3,600,347	(5,877,011)
Loss from discontinued operations	(2,176,704)	(2,188,425)	(2,602,132)	(8,967,738)	(15,934,999)
Net income (loss)	(7,167,529)	7,400,037	(16,677,127)	(5,367,391)	(21,812,010)
Other comprehensive loss	-	-	-	(5,392)	(5,392)
Preferred stock dividends	-	177,505	-	-	177,505
Total comprehensive income (loss) attributable to common shareholders	**(7,167,529)**	**7,222,532**	**(16,677,127)**	**(5,372,783)**	**(21,994,907)**
Income (loss) per common share - basic	(0)	0	(0)	(0)	(1)
Weighted average common shares outstanding - basic	22,146,992	25,925,259	34,014,221	35,642,359	29,441,364
Income (loss) per common share - diluted	(0)	0	(0)	(0)	(1)
Weighted average common shares outstanding - diluted	22,146,992	32,697,863	34,014,221	35,855,048	29,441,364
Non-GAAP adjusted EBITDA calculation per SEC docs					
Net income (loss)	(7,167,529)	7,400,037	(16,677,127)	(5,367,391)	(21,812,010)
Loss on discontinued operations	2,176,704	2,188,425	2,602,132	8,967,738	15,934,999
Depreciation and amortization	189,085	1,257,411	2,107,449	4,606,238	8,160,183
Other impairment expense (related to digital currency)	-	-	3,720,481	2,887,595	6,608,076
Share-based compensation expense	4,350,643	849,015	3,399,371	52,317	8,651,346
Change in fair value of contingent consideration	-	-	-	(84,198)	(84,198)
Interest income	(49,827)	(52,636)	(48,242)	(70,783)	(221,488)
Interest expense	3,183	24,231	18,885	102,434	148,733
Other income	-	(540,821)	(1,414)	(979)	(543,214)
Realized gain on sale of digital currency	(49,918)	(585,709)	(36,438)	(2,432,313)	(3,104,378)
Realized gain on sale of equity security	-	-	(105,908)	(73,138)	(179,046)
Unrealized (gain)/loss of equity security	73,500	(343,000)	170,586	104,067	5,153
Unrealized (gain)/loss of derivative security	1,020,494	(8,400,629)	2,060,774	2,528,974	(2,790,387)
One-time legal fees related to litigation	-	1,429,725	1,054,814	-	2,484,539
PPP debt forgiveness	-	(531,169)	-	-	(531,169)
Non-GAAP adjusted EBITDA	**546,335**	**2,694,880**	**(1,734,637)**	**11,220,561**	**12,727,139**

Balance Sheet June 30, 2022 (Unaudited) September 30, 2021 Assets Current assets Cash and cash equivalents, including restricted cash $2,661,682 $18,040,327 Accounts receivable, net $102,781 $307,067 Inventory $- $79,811 Prepaid expense and other current assets $3,734,586 $2,137,803  Digital currency $10,538,120 $23,603,210  Derivative investment asset $2,761,780 $4,905,656  Investment in equity security $250,000 $260,772 Investment in debt security, AFS, at fair value $569,996 $494,608  Current assets held for sale $8,829,728 $7,897,067 Total current assets $29,448,673 $57,726,321  Property and equipment, net $322,185,923 $137,477,735  Operating lease right of use asset $1,285,146 $1,488,240 Intangible assets, net $6,807,130 $9,913,441 Deposits on mining equipment $31,856,635 $87,959,910  Other long-term asset $6,587,274 $875,536  Goodwill $12,048,419 $12,048,419 Long-term assets held for sale $839,624 $9,983,519 Total assets $411,058,824 $317,473,121

Balance Sheet (cont’d) June 30, 2022 (Unaudited) September 30, 2021 Liabilities and stockholders' equity Current liabilities Accounts payable and accrued liabilities $12,995,578 $6,982,517 Operating lease liability $323,951 $256,195 Finance lease liability $274,222 $403,410 Acquisition liability - $300,000  Contingent consideration - $820,802  Loans payable $5,359,904 - Dividends payable $20,828 -  Current liabilities held for sale $1,011,811 $1,300,098 Total current liabilities $19,986,294 $10,063,022 Long-term liabilities Operating lease liability, net of current portion $977,517 $1,235,325 Finance lease liability, net of current portion $249,706 $422,679 Loans payable, net of current portion $12,978,512 - Long-term liabilities held for sale - $35,629 Total liabilities $34,192,029 $11,756,655  Stockholders' equity Common stock $41,299 $37,394 Preferred stock $1,750  $1,750  Additional paid-in capital $530,506,510 $444,074,832  Accumulated other comprehensive income (loss) $69,996 ($5,392) Accumulated deficit ($153,752,760) ($138,392,118) Total stockholders' equity $376,866,795 $305,716,466 Total liabilities and stockholders’ equity $411,058,824 $317,473,121

Non-GAAP Measures Adjusted EBITDA is not a measurement of financial performance under generally accepted accounting principles in the United States (“GAAP”). Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company's non-cash operating expenses, CleanSpark management believes that providing a non-GAAP financial measure that excludes non-cash and non-recurring expenses allows for meaningful comparisons between the Company's core business operating results and those of other companies, as well as providing the Company with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time. The Company's Adjusted EBITDA measure may not provide information that is directly comparable to that provided by other companies in its industry, as other companies in its industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. The Company's Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating income or as an indication of operating performance or any other measure of performance derived in accordance with GAAP. Our management does not consider Adjusted EBITDA to be a substitute for, or superior to, the information provided by GAAP financial results. We are providing supplemental financial measures for non-GAAP adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) that excludes the impact of interest, taxes, depreciation, amortization, our share-based compensation expense, and impairment of assets, unrealized gains/losses on securities, certain financing costs, other non-cash items, certain non-recurring expenses, and impacts related to discontinued operations. These supplemental financial measures are not measurements of financial performance under GAAP and, as a result, these supplemental financial measures may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures internally to help understand, manage, and evaluate our business performance and to help make operating decisions. We believe that these non-GAAP financial measures are also useful to investors and analysts in comparing our performance across reporting periods on a consistent basis. Adjusted EBITDA excludes (i) impacts of interest, taxes, and depreciation; (ii) significant non-cash expenses such as our share-based compensation expense, unrealized gains/losses on securities, certain financing costs, other non-cash items that we believe are not reflective of our general business performance, and for which the accounting requires management judgment, and the resulting expenses could vary significantly in comparison to other companies; (iii) significant impairment losses related to long-lived and digital assets, which include our bitcoin for which the accounting requires significant estimates and judgment, and the resulting expenses could vary significantly in comparison to other companies; and (iv) and impacts related to discontinued operations that would not be applicable to our future business activities. Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. For example, we expect that share-based compensation expense, which is excluded from Adjusted EBITDA, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers, and directors. We have also excluded impairment losses on assets, including impairments of our digital currency our non-GAAP financial measures, which may continue to occur in future periods as a result of our continued holdings of significant amounts of bitcoin. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our Consolidated Financial Statements, which have been prepared in accordance with GAAP. We rely primarily on such Consolidated Financial Statements to understand, manage, and evaluate our business performance and use the non-GAAP financial measures only supplementally.

America’s Bitcoin Miner™